UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-13449	94-2665054
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

10770 E. Briarwood Avenue
Centennial,	CO		80112
(Address of Principal Executive Offices)			(Zip Code)

(408)	944-4000
Registrant's telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.
To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.
Quantum Corporation (the “Company”) has established December 16, 2025 as the date for its 2025 annual meeting of stockholders (the “Annual Meeting”).

A stockholder proposal not included in the proxy statement for the Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Company’s Secretary at its principal executive offices and otherwise complies with the provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”). To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting of stockholders. However, because the date of the Annual Meeting is delayed by more than 60 days after the one-year anniversary of the 2024 annual meeting, the Company must receive the stockholder’s notice not earlier than the close of business on the 120th day before the Annual Meeting and not later than the close of business on the later of (i) the 90th day before the Annual Meeting, and (ii) the tenth day after public announcement of the Annual Meeting date. For the Annual Meeting, stockholders must submit written notice to the Secretary in accordance with the Bylaws no later than the close of business on October 30, 2025.

In addition to complying with the October 30, 2025 deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials and director nominations for the Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8 and Rule 14a-19, Delaware corporate law, and the Bylaws in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quantum Corporation
(Registrant)

October 20, 2025	/s/ Laura A. Nash
(Date)	Laura A. Nash
Chief Accounting Officer